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                                                                      Exhibit 21

ENTITY NAME                                  COUNTRY
-----------                                  -------

EXIDE AUSTRALIA PTY LIMITED                  Australia
EXIDE BATTERIEWERKE GmbH                     Austria
POLESSKIE AKKUMULATORY LTD                   Belarus
CMP BATTERIJEN NV                            Belgium
EXIDE AUTOMOTIVE SA                          Belgium
GNB TECHNOLOGIES N.V.                        Belgium
1036058 ONTARIO INC.                         Canada
EXIDE CANADA INC.                            Canada
EXIDE CYPRUS LTD.                            Cyprus
EXIDE DANMARK AS                             Denmark
SCAN DETA APS                                Denmark
GNB TECHNOLOGIES LIMITED                     England and Wales
EXIDE OY, FKA PAKKASSAKU OY                  Finland
GNB TECHNOLOGIES OY                          Finland
BIG FRANCE SARL                              France
CEAC, COMPAGNIE EUROPEENE D'ACCUMULATEUR     France
EXIDE HOLDING EUROPE, S.A.                   France
LILLE ASSEMBLAGE BATTERIE ETANCHE S.A.R.L.   France
LILLE BATTERIE SERVICE (LBS) S.A.R.L.        France
DEUTCHE EXIDE STANDBY, GMBH                  Germany
DEUTSCHE EXIDE, GMBH                         Germany
EXIDE AUTOMOTIVE BATTERIE GMBH               Germany
FRIEMANN & WOLF BATTERIETECHNIK GMBH         Germany
HAGEN BATTERIE, AG                           Germany
U-KASSE HAGEN BATTERIE AG GmbH               Germany
TUDOR HELLENIC, S.A.                         Greece
GNB TECHNOLOGIES CHINA LIMITED               Hong Kong
GNB TECHNOLOGIES (INDIA) PRIVATE LIMITED     India
TUDOR INDIA LIMITED                          India
ALL BATTERIES LIMITED                        Ireland
EXIDE BATTERIES IRELAND LIMITED              Ireland
GEMALA DISTRIBUTORS LIMITED                  Ireland
GEMALA IGNITION COMPANY LIMITED              Ireland
GEMALA IRELAND COMPANY LIMITED               Ireland
EXIDE MANX LIMITED                           Isle of Man
EXIDE ITALIA S.P.A.                          Italy
INDUSTRIA COMPOSIZIONI STAMPATE ICS, SpA     Italy
EXIDE EUROPE FUNDING LIMITED                 Jersey
EXIDE LENDING LIMITED                        Jersey
EXIDE TECHNOLOGIES NEDERLAND, BV             Netherlands
MERCOLEC TUDOR, BV                           Netherlands
EXIDE TECHNOLOGIES LIMITED                   New Zealand
ANKER DEFENSE A/S                            Norway
EXIDE SONNAK, A/S                            Norway

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SIDEX FINANS A/S                             Norway
EXIDE TECHNOLOGIES (SHANGHAI) CO. LTD.       PR China
GNB TECHNOLOGIES (SHENZHEN) LIMITED          PR China
CENTRA SPOLKA AKCYJNA (CENTRA SA)            Poland
DETA POLSKA S.A.                             Poland
RENOVACION URBANA, LDA                       Portugal
SOCIEDADE NACIONAL DE METALURGIA, LDA        Portugal
SOCIEDADE PORTUGUESA DO ACUMULADOR TUDOR     Portugal
EXIDE HOLDING ASIA PTE LIMITED               Singapore
EXIDE SINGAPORE PTE LIMITED                  Singapore
EXIDE SLOVAKIA S.R.O.                        Slovakia
CHLORIDE MOTIVE POWER IBERICA, S.L.          Spain
ELECTRO MERCANTIL INDUSTRIAL, S.L.           Spain
EXIDE TRANSPORTATION HOLDING EUROPE, S.L.    Spain
OXIVOLT, S.L.                                Spain
SOCIEDAD ESPANOLA DEL ACUMULADOR TUDOR, SA   Spain
TUDOR ELECTRONICA, SL                        Spain
CMP BATTERIER AB                             Sweden
EXIDE BATTERRIER, AB                         Sweden
TUDOR AB                                     Sweden
DETA AKKUMULATOREN AG                        Switzerland
EXIDE AL DOBOWI                              United Arab Emirates
BATTERY WORLD LIMITED                        United Kingdom
BIG BATTERIES LIMITED                        United Kingdom
BIG BATTERIES DISTRIBUTION LIMITED           United Kingdom
CMP BATTERIES LTD.                           United Kingdom
CMP BATTERIES PENSIONS LIMITED               United Kingdom
DETA UK LIMITED                              United Kingdom
EURO EXIDE CORPORATION LIMITED               United Kingdom
EXIDE (DAGENHAM) LIMITED                     United Kingdom
EXIDE BATTERIES LIMITED                      United Kingdom
EXIDE HOLDINGS LIMITED                       United Kingdom
FRIWO BATTERIES LIMITED                      United Kingdom
FULMEN (UK) LIMITED                          United Kingdom
GEMALA IRELAND COMPANY LIMITED               United Kingdom
GEMALA IRELAND HOLDINGS LIMITED              United Kingdom
M B D NATIONAL LIMITED                       United Kingdom
NATIONAL BATTERY DISTRIBUTION LTD.           United Kingdom
NORD GROUP LIMITED                           United Kingdom
OHE LIMITED                                  United Kingdom
SPITFIRE BATTERIES LTD                       United Kingdom
TS BATTERIES LIMITED                         United Kingdom
DIXIE METALS COMPANY                         USA/Delaware
EXIDE DELAWARE LLC                           USA/Delaware
EXIDE U.S. FUNDING CORPORATION               USA/Delaware
GNB BATTERY TECHNOLOGIES JAPAN, INC.         USA/Delaware
REFINED METALS CORPORATION                   USA/Delaware
ROYAL BATTERY DISTRIBUTORS LLC               USA/Delaware
EXIDE ILLINOIS, INC.                         USA/Pennsylvania